SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 19, 2000
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                                 Date of Report
                        (Date of Earliest Event Reported)

                            Terrace Food Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                       0-27132                 65-0594270
----------------------------       -------------------    ----------------------
      (State or Other                  (Commission              (IRS Employer
      Jurisdiction of                  File Number)          Identification No.)
      Incorporation)


                             1351 N.W. 22nd Street,
                          Pompano Beach, Florida 33069
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                     (Address of Principal Executive Office)


                                 (954) 917-7272
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                         (Registrant's telephone number,
                              including area code)


     -----------------------------------------------------------------------
                        (Former Name and Former Address)




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


Item 5.   Other Events.
-------   -------------

         A fire occurred at the Company's wholly-owned plant in Miami, Florida on June 19, 2000 requiring the suspension of operations at its Banner Beef and Seafood food processing and manufacturing division. Management does not believe that this suspension will have a material adverse effect on the Company's financial condition or results of operations, although there can be no assurance thereof. The Company believes it has adequate insurance coverage for this occurrence and is pursuing its insurance claims under the applicable policies. This interruption does not affect operations at Terrace's two other subsidiaries, A-One-A Produce and Provisions, Inc., a produce distributor to hotels, restaurants, cruise lines and other businesses in South Florida, and Fresh, Inc., which processes, packages and sells fresh produce principally through A-One-A Produce.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 TERRACE FOOD GROUP, INC.


July 7, 2000                                     By: /s/Jonathan S. Lasko
                                                    --------------------------
                                                      Jonathan S. Lasko,
                                                      Executive Vice-President &
                                                      Chief Operating Officer





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